EXHIBIT 10.14

                                    NET LEASE
                                    ---------

FUNDAMENTAL LEASE PROVISIONS

      THIS LEASE AGREEMENT, made and entered into this 1st day of May, 1998, by and between PEJE, INC., as Landlord, and:

                         TENANT:        STAR BRITE DISTRIBUTING, INC.
                MAILING ADDRESS:        4041 S.W. 47 Avenue,
                                        Ft. Lauderdale, FL 33314
                          PHONE:        954-587-6280

                LEASED PREMISES:

                       BUILDING:        TRACT TWELVE, NEW TOWN COMMERCE CENTER
                        ADDRESS:        4151 S.W. 47 Avenue,
                                        Ft. Lauderdale, FL 33314
                     LEASE TERM:        TEN YEARS

            ANNUAL MINIMUM RENT:        $94,800.00

                           (Notwithstanding the provisions of Paragraph 4.4, the rent shall be adjusted annually higher or lower for all assessments set forth in Paragraph 4.5 shall be considered additional rent.)

                           Lessee has the right to sublet all or a portion of the space covered by the lease.

                           The lessor has a secondary secured interest in lessee accounts receivable and inventory as collateral for the lease.

                    LEASED AREA:        12,000+ Square Feet (6,000 sq. ft.
                                        finished office)

                  PERMITTED USE:        Office/Distribution

           1ST MONTH'S MINIMUM RENT:    $7,900.00
                                           474.00 State Sales Tax
                                        ---------
                                        $8,374.00 Total

                           EXHIBITS:        The exhibits listed in this section
                                            and attached to this Lease are
                                            hereby incorporated in and made
                                            a part of this Lease.

                        EXHIBIT "A":        Site Plan

         *Plus Sales Tax

                                       1

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WITNESSETH:

FOR VALUE RECEIVED, it is hereby agreed that:

                                       ONE

PREMISES: The Landlord, by these presents does hereby lease and rent unto the said Tenant, and said Tenant hereby agrees to lease and take upon the terms and conditions which hereinafter appear, hereinafter called demised premises being a part of NEW TOWN COMMERCE CENTER located in the County of BROWARD and State of Florida. (Said space according to the Site Plan Exhibit "A".) Tenant agrees that at all times during the term of this lease it shall at its own cost and expense:
A) Obtain and maintain in effect all permits and licenses necessary for the operation of Tenant's business as herein provided. B) To comply with all reasonable rules and regulations for the use and occupancy of the of the Building as Landlord, in its sole discretion from time to time promulgates for the best interest of the Building. Landlord shall have no liability for violation by any other tenant of the Building of any rules or regulations nor shall such violation of the waiver thereof excuse Tenant from compliance. C) Be responsible for and shall pay before delinquency all municipal, county or state taxes assessed during the term of this lease against any leasehold interest or property of any kind owned by or placed in, upon or about the leased premises by the Tenant. D) Neither encumber nor obstruct the sidewalks adjoining said premises nor allow the same to be obstructed or encumbered in any manner, and keep said sidewalks free of rubbish and dirt. The Tenant shall not place or cause to be placed any merchandise, vending machines, or anything on the sidewalk or exterior of premises without written consent of the Landlord, including an individual dumpster.

                                       2

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Leasehold Improvements:
----------------------

         2.1 Construction of Leasehold Improvements. Any improvements to the Premises shall be constructed by the Landlord at the sole cost and expense of the Tenant (Tenant's Work) no later than (5) working days after the execution of this Lease by the Tenant: (i) Tenant shall furnish Landlord with a preliminary Space Plan for the Premises, in form acceptable to Landlord's Space Planner drawn to a scale of one-quarter inch (1/4") equals one (1) foot, or (ii) Landlord and Tenant, or their representative, shall meet together with Landlord's Space Planner for the purpose of preparing a preliminary Space Plan for the Premises. Within ten (10) working days from Landlord's receipt of the preliminary Space Plan, Landlord shall prepare and furnish to Tenant an estimated cost of construction of Tenant's work, including in the estimate separate entries for labor, material and a supervisory fee in the amount of ten per cent (10%) of labor and material. No later than five (5) working days after submission of Landlord's estimate of construction cost to Tenant, as set forth above, Tenant shall either agree to the estimate and authorize Landlord to proceed with the Work or furnish to Landlord specific objections to the cost for Tenant's Work and to a final Space Plan, Landlord and Tenant shall execute an Addendum to this Lease, in the form attached hereto as Exhibit "D" incorporating into the Addendum the agreed-upon Space Plan for the Premises, and setting forth the agreed cost of construction. If Landlord and Tenant are unable to agree upon a Space Plan or construction cost for Tenant's Work within ten (10) days from the execution of this Lease by the Tenant, then Landlord shall have the right to terminate this Lease upon (3) days written notice to Tenant and, thereupon, to re-let the Premises. The agreed cost of construction of Tenant's Work shall be paid by Tenant to Landlord as set forth in Exhibit "D" hereof.

         2.2 Ownership of Improvements. All improvements to the Premises shall remain the property of the Landlord. In no event shall Tenant make any improvements or alterations to the Premises, including the installation and removal of trade fixtures, without the prior written consent of Landlord.

FIXTURES: All improvements installed by Tenant shall be new or completely reconditioned. Tenant shall not make or cause to be made any alterations, additions or improvements, or install or cause to be installed any trade fixtures, exterior signs, floor coverings or make any changes to the office without first obtaining Landlord's written approval and consent. Tenant shall present to the Landlord plans and specifications for such work at the time approval is sought. All alterations, decorations, additions or improvements made by the Tenant, or made by the Landlord on the Tenant's behalf by agreement under the Lease shall remain the proper of the Lessor. The Tenant shall at all times maintain fire insurance with extended coverage in the name of the Landlord and the Tenant, in an amount adequate to cover the cost of replacement of all alternations, decorations, additions or improvements in the event of fire or extended coverage loss. Tenant shall deliver to the Landlord certificates of such fire insurance policies, which shall contain a clause requiring the insurance to give Landlord ten (10) days notice of cancellation of such policies if said insurance company would agree to such a clause. Such alterations, decorations, additions and improvements shall not be removed from the premises without prior consent in writing from the Landlord.

         If after default in payment of rent or violation of any other provisions of this Lease, or upon the expiration of this Lease, the Tenant moves out or is dispossessed and fails to remove any trade fixtures, signs, or other property prior to such said default, removal, expiration of warrant then and in that event, the said fixtures, signs and property shall be deemed abandoned by Tenant and shall become the property of the Landlord, or Landlord may notify Tenant to remove same at Tenant's own cost and expense, and upon the failure of Tenant to do so, Landlord may, in addition to any other remedies available to it, remove said property as the duly authorized agent of Tenant at Tenant's expense.

                                      THREE
         3.1 N/A
                                      FOUR

         4.1 Rental Payment. All rent and other charges payable to the Landlord under any provision of this lease shall be paid to the Landlord, or as the Landlord may otherwise designate, in lawful money of the United States at the address of the Landlord or at such other place as the Landlord in writing may designate, without any set-off or deduction whatsoever, and without any prior demand therefore. In addition to the payment of the Rent and other charges, the Tenant shall also pay to the Landlord, at the time of payment of such Rent and other charges, all sales taxes payable by virtue of any such payments. Rent for any period begins during the term hereof which is for less than (1) month shall be prorated portion of the monthly installment.

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         4.2 Annual Minimum Rent. The Tenant shall pay the Annual Minimum Rent, which is subject to adjustments as hereinafter set forth, in equal monthly installments in advance of the first day of each calendar month included in the Lease Term. The first monthly installment shall be paid on the signing of this Lease if not previously delivered. Tenant acknowledges that late payment by Tenant to Landlord of Rent or other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which would be extremely difficult and impractical to ascertain. Such costs include, but are not limited to processing and accounting charges, and late charges which may be imposed on Landlord by the terms of any Mortgage or Trust Deed covering the Premises. Therefore,

         4.3 In the event Tenant is late in the payment of rent or other sume of money required to paid under this Lease, Tenant agrees to pay to Landlord a late charge of five cents of each dollar of each payment five (5) days or more in arrears. Said payment shall be to cover extra expenses incurred by Landlord in handling delinquent payments. In addition to the late charge referred to above, any and all payments in arrears for more than ten (10) days shall bear interests, payable as rent to the Landlord at the highest interest rate the Landlord is allowed to charge under applicable law; provided however, that said interest rate shall in no event exceed 18% per annum. The provisions of this section are cumulative and shall in no way restrict the other remedies available to Landlord in the event of Tenant's default as provided in this Lease.

         4.4 A two (2%) per cent increase on the yearly anniversary of such lease for the term of the Lease.

         4.5 Additional Assessments. It is understood that, in addition to the Annual Minimum Rent and Adjustment of Annual Minimum Rent, Tenant shall pay to Landlord its prorated share of all taxes, assessments, insurance premiums, operating charges, maintenance charges, and any other charges, costs and expenses which arise from the ownership, occupancy or use of the Parcel or any part thereof, including the maintenance of exterior walls, roof areas and the structural integrity of buildings located upon the Parcel. For the purposes of this Lease, the term "Parcel" shall mean the contiguous property set forth in Exhibit "A" together with all improvements located or to be located thereon. The Tenant agrees to pay the Additional Assessments, as set forth above in monthly payments in advance during the Term of this Lease as may be estimated by the Landlord. At the end of each calendar year, the Landlord shall advise the Tenant of the Tenant's share of the Additional Assessments payable for such calendar year as computed based upon the cost thereof to the Landlord. If there shall have been an underpayment by the Tenant, the Tenant shall pay the difference within ten (10) days; if there shall have been an overpayment by the Tenant, the Tenant shall be given credit towards the next due payment of its share of Additional Assessments. At the end of each calendar year, the Tenant shall have the right to require Landlord to substantiate, by written itemization, the Landlord's computation of Tenant's Additional Assessments. Landlord shall furnish such an itemization to Tenant within thirty (30) days from Tenant's written request for itemization.

                                      FIVE

         5.1 ALTERATIONS: A) Tenant may, at its expense, make such alterations and improvements to the demised premises and install interior partitions as it may require, provided that the written approval of the Landlord and any necessary building permits be first obtained (said approval not to be unreasonably withheld) and that such improvements and alterations are done in a workmanlike manner, in keeping with all building codes and regulations, and in no way harm the structure of the demised premises, provided that at the expiration of this lease or any extension thereof, Tenant, at its expense, restores the within demised premises to its original condition and repairs any damage to the premises resulting from the installation or removal of such partitions, fixtures, or equipment as may have been installed by Tenant if requested to do so by Landlord.

         5.2 The Landlord shall not be liable for any labor or materials furnished or to be furnished to the Tenant upon credit, and no mechanic's or other lien for any such labor or materials shall attach to or effect the reversion or other estate of interest of the Landlord in and to the leased property. Whenever any mechanic's lien shall have been filed against the leased property based upon any act or interest of the Tenant or of anyone claiming through the Tenant, or if any security agreement shall have been filed for or effecting any materials, machinery, or fixtures used in the construction, repair or operation thereof or annexed thereto by the Tenant, the Tenant shall immediately take such action by bonding, deposit, or payment as will remove the lien within ten (10) days after notice to the Tenant, Landlord may pay the amount of such mechanic's lien or security agreement or discharge the same by deposit, and the amount so paid or deposited, with interest thereon, shall be deemed additional rent reserved under this Lease and shall

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be payable forthwith with interest at the highest legal rate from the date of such advance, and with the same remedies to the Landlord as in the case of default in the payment of rent as herein provided.

                                       SIX

         B) Upon commencement of this Lease, Tenant shall at all times keep the leased premises and all partitions, doors, fixtures, equipment and appurtenances thereof (including lighting and plumbing fixtures, and A/C system) in good order, condition and repair except for structural portions of the premises which shall be maintained by Landlord, but if Landlord is required to make repairs to structural portions by reason of the acts or omissions of Tenant, its agents, employees or invitees, Landlord may add the cost of such repairs to the rent which shall thereafter become due.

                                      SEVEN

         LANDLORD/TENANT RESPONSIBILITY TO PREMISES: Landlord agrees, unless damage to the same is caused by the acts of Tenant, its agents, employees or invitees, to keep in good order the roof, exterior walls (exclusive of all glass, including plate glass), and water, sewer, and sprinkler system (if any) but not fixtures pertaining to such systems. Landlord gives to Tenant exclusive control of premises and shall be under no obligation to inspect said premises. Tenant shall at once report in writing to Landlord, any defective condition known to him which Landlord is required to repair, and failure to so report such defects shall make Tenant responsible to Landlord for any additional liability incurred by Landlord by reason of such defect.

         Notwithstanding any provision in this Lease to the contrary; Landlord shall not be responsible or liable to Tenant for any injury or damage from acts or omissions of persons occupying the property adjoining the leased premises or any part of the building of which the leased premises is a part of, for any injury or damage resulting to the Tenant, or its property, from bursting, stoppage, or leaking of water, gas, sewer or steam pipes, or from any structural defect in the roof, exterior walls or the like.

                                      EIGHT

         USE:  A)  Premises shall be used for permitted use only.

         Premises shall not be used for any illegal purposes, nor in any manner to create any nuisance or trespass, nor in any manner to vitiate the insurance or increase the rate of insurance on premises.

         B) Tenant will not at any time use or occupy the demised premises in violation of the certificate of occupancy issued for the building of which the demised premises form a part, and in the event that any governmental authority having jurisdiction thereof shall hereafter at any time contest and/or declare by notice, violation, order or in any manner whatsoever that the premises hereby demised are used for a purpose which is a violation of such certificate of occupancy, Tenant shall upon five (5) days written notice from Landlord, immediately discontinue such use of said premises.

         C) Tenant agrees that Landlord shall have the right to prohibit the continued use by Tenant of any unethical or unfair method of business operation, advertising or interior display, if, in Landlord's opinion, the continued use thereof would impair the reputation of the NEW TOWN COMMERCE CENTER as a desirable place to shop or is otherwise out of harmony with the general character thereof, and upon notice from Landlord, Tenant shall forthwith refrain from or discontinue such activities.

                                      NINE

         CONDITIONS TO GRANT: Tenant expressly covenants that it will not assign, mortgage or encumber this Agreement nor under-let, suffer or permit the demised premises or any part thereof to be used by other without the prior written consent of Landlord in each instance. Such consent not to be unreasonably withheld.

         If this Lease be assigned or if the demised premises or any part thereof be under-let or occupied by anyone other than Tenant without the express written consent of Landlord having been obtained, Landlord may collect rent from the assignee, under tenant or occupant and apply the net amount collected to all rent herein reserved, but no assignment, under-letting, occupancy or collection shall be deemed a waiver of this

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covenant or the acceptance of the assignee, under-tenant, or occupant as Tenant, or a release of the performance of the covenants on Tenant's part herein contained.

         In the event the Landlord's written consent is given to an assignment or sub-letting, the Tenant shall nevertheless remain liable to perform all covenants and conditions thereto and to guarantee such performance by his assignee or sub-tenant.

                                       TEN

         QUIET ENJOYMENT: The Landlord covenants that the Tenant, upon payment of the rent and additional rent above reserved, upon the due performance of the covenants and agreements herein contained, shall and may at all times during the term hereby granted peaceably and quietly have, hold and enjoy the demised premises for the term of this Lease. However, the Landlord shall have no liability whatsoever to the Tenant for any breach of the covenant occasioned by the acts or omissions of any transferee, successor, or assignee of the Tenant.

                                     ELEVEN

         TENANT NEGLECT: If Tenant refuses or neglects to repair property as required hereunder to the reasonable satisfaction of Landlord as soon as reasonably possible after written demand, Landlord may make such repair without liability to Tenant for any loss or damage that may accrue to Tenant's merchandise, fixtures, or other property or to Tenant's business by reason thereof, and upon completion thereof, Tenant shall pay Landlord's costs for making such repairs plus twenty percent for overhead, upon presentation of bill thereof, as additional rent payable with the next rent payment due under this lease. Said bill shall include interest at the highest legal rate on said cost from the date of completion of repairs by Landlord.

                                     TWELVE

         UTILITIES: The Tenant shall pay directly all charges for electric, telephone and any other utilities used or consumed in the premises which are separately metered to the premises. Landlord shall provide each building with water and sewer utility services. A dumpster(s) will be provided for refuse collection and Tenant shall pay to Landlord on a monthly basis in advance Tenant's portion of the water, sewer, and refuse collection charges for the Building as may be estimated by the Landlord. This charge shall be Additional Rent under the Lease. In the event that Tenant shall fail or refuse to pay any utility charges individually metered to Tenant, the Landlord may, but shall not be obligated to, pay such charges, and Tenant shall reimburse the Landlord on demand. If Tenant uses water or produces refuse in excess of normal office/warehouse use, Landlord, in its discretion may allocate Tenant the increased cost of such services as measured or estimated by Landlord, and Tenant shall pay Landlord, on demand, any increased cost so measure or estimated.

                                    THIRTEEN

         INSURANCE: Tenant shall, from the date that Tenant enters into possession of the demised premises, and throughout the term of this Lease, at its sole cost and expense, provide and keep in full force and effect for the benefit of Landlord and/or any firms, persons or corporation designated by Landlord having an interest in the Building in such insurance company or companies as may be acceptable to Landlord the following:

         A)       All plate and other glass insurance.

         B) General liability insurance in standard form in respect to the demised premises, protecting the Landlord and others named against any liability whatsoever occasioned by accident or disaster on, in, or about the demised premises or any appurtenances thereto, and on, in, or about the sidewalks immediately adjoining the demised premises, with limits of liability of not less than $100,000.00 for one person in one accident and $300,000.00 or two or more persons in one accident, and property damage insurance in an amount not less than $100,000.00

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         C) Contents insurance covering all of the Tenant's stock-in-trade fixtures, furniture, furnishings, floor coverings, equipment and the like in an amount equal to eighty percent (80%) of the replacement value.

         All premiums on all policies referred to in this section shall be paid by Tenant. Duplicate originals of such policies shall be delivered to Landlord on any other names pursuant to this section immediately upon receipt thereof from the insurance company or companies but in no event later than the commencement date of this Lease. Duplicate originals of renewal policies or new policies replacing any policies expiring during the term hereof shall be delivered to Landlord at least twenty (20) days before the date of expiration of the old or replaced policies, together with proof satisfactory to Landlord that the full premiums have been paid by Tenant on the new policies. Premiums on policies shall not be financed in any manner whereby the lend, on default or otherwise, shall have the right or privilege of surrendering or canceling the policies. Each insurance policy required hereunder shall by its terms provide that it shall not be modified without the prior written consent of the Landlord and shall not be canceled unless ten (10) days notice thereof is given by the insurer to the Landlord if such clause is placed in the policy.

         Each party hereto does hereby remise, release and discharge the other party hereto and any officer, agent, employee or representative on such party, of and from any liability whatsoever hereafter arising from loss, damage, or injury caused by fire or other casualty for which insurance (permitting waiver of liability and containing a waiver of subrogation) is carried by the injured party at the time of such loss, damage or injury to the extent of any recovery by the injured under such insurance.

                                    FOURTEEN

         INSURANCE DEFAULT BY TENANT: On default by Tenant in obtaining any insurance required hereunder or delivering any policies or paying the premiums or other charges thereon as aforesaid, it shall be the privilege though not the obligation, of Landlord to effect fully such insurance and likewise to pay any premiums or charges thereon. All sums so paid by Landlord with all costs and expenses incurred by Landlord in connection therewith, together with interest thereon at the highest legal rate from respective dates of Landlord's making of each such payment, shall constitute additional rent payable by Tenant under this Lease and shall be paid by Tenant to Landlord on demand.

         Tenant agrees that it will not keep, use, sell or offer for sale in or upon the leased premises any article which may be prohibited by the standard form of fire insurance policy. Tenant agrees to pay promptly upon Landlord's demand any increase in premiums for fire and extended coverage insurance that may be charged during the term of this lease on the amount of such insurance which may be carried by Landlord on said premises or the building of which they are such a part, resulting from the type of merchandise sold by Tenant in the leased premises, whether or not increased premiums are the result of Tenant's use of the leased premises. A schedule issued by the organization making the insurance rate on the leased premises showing the various components of such rate shall be conclusive evidence of the several items and charges which make up the fire insurance rate on the leased premises. The Tenant, as additional rent, shall also pay any additional premium on the rent insurance policy that may be carried by the Landlord for the protection against rent loss through fire if said additional results from Tenant's occupancy.

                                     FIFTEEN

         DESTRUCTION OF PREMISES: If all or part of the leased premises is damaged or destroyed by fire or other casualty, this Lease and all of its terms, covenants and conditions shall, subject to the provisions hereinafter set forth, continue in full force and effect.

         A) In the event that the leased premises is damaged, the proceeds of insurance coverage and additional monies if required, are to be used by the Landlord to rebuild the leased premises if the term of this Lease shall have at least three (3) years to run or in the event that said Lease is in its last three (3) years provided that the Tenant herein agrees to extend the term of this Lease dealing with Option to Renew, if any, then and in that event the Landlord shall repair and rebuild the leased premises with reasonable diligence.

                                       7

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         B) To the extent that the loss or destruction of the leased premises of the office building of which it is a part substantially interferes with the operation of the Tenant's business, thus requiring the Tenant to temporarily close its business to the public, the fixed minimum rental shall be abated from the date of such closing, to the date the damage shall have been substantially repaired, so as to enable the Tenant to continue its business.

         C) Tenant acknowledges and agrees that Landlord will not carry insurance of any kind on Tenant's furniture and furnishings or on any trade fixtures, equipment, improvements or appurtenances removable by Tenant under the provisions of this Lease, and that Landlord shall not be obligated to repair any damage thereto or replace the same.

                                     SIXTEEN

         SUBORDINATION: This Lease is subject and subordinate to all ground or underlying leases which may not affect the real property of which the demised premises form a part and to all mortgages which may now affect such leases or the real property of which the demised premises form a part. Tenant further agrees to subordinate to any first mortgage hereinafter placed upon the premises provided the mortgage payments do not exceed the rental income of the total property mortgaged. This clause shall be self-operative and no further instrument of subordination shall be required by mortgages. In confirmation of such subordination, Tenant shall execute promptly any certificate that Landlord or mortgagee may request. Tenant hereby constitutes and appoints Landlord as Tenant's attorney-in-fact to execute any such certificate for an on behalf of Tenant.

         Tenant agrees that at any time, and from time to time within fifteen
(15) days following written notice from Landlord it will execute, acknowledge and deliver to Landlord or any proposed mortgagee or purchaser, in recordable form a statement in writing certifying that this Lease is unmodified and in full force and effect (or if there shall have been modifications; that the same is in full force and effect as modified and stating the modifications), that there are no defenses or offsets thereto (or stating those claimed by Tenant) and the dates to which the rent and other charges have been paid in advance, if any, and stating whether or not the Landlord is in default and setting forth such other matters and information as may be reasonably required from a prospective mortgagee or purchaser of the office building it being intended that any such statement delivered pursuant of the fee or any mortgagee thereof or any assignee of any mortgage upon the fee of the demised premises.

                                    SEVENTEEN

         CONDEMNATION: If the whole of the leased premises shall be taken or condemned by any competent authority for any public or quasi-public use or purpose, the term of this lease shall terminate and cease from the date when possession shall be so taken and Tenant shall have no claim for the value of the land and building located thereon, but Tenant shall have the right to seek all business damages as provided by Florida law. If only a portion of the leased premises shall be taken or condemned by a competent authority for a public or quasi-public uses or purpose, and if;

         A) the part so taken includes the building or any substantial part thereof, or if

         B) the part so taken shall consist of any of the total required parking area unless Landlord is able to provide other suitable parking in an amount equal to the taking.

         Tenant may elect at any time prior to or within sixty days after the date of possession of the premises shall be required by the condemning authority to terminate this Lease by written notice to the Landlord. If the Tenant does not exercise such options to terminate this Lease within such a period of time, Landlord with reasonable promptness shall make the necessary repairs to and alterations of the improvements on the leased premises to the extent that they have been necessitated by such condemnation. To the extent that the Tenant's possession of the leased premises may be impaired, the rent herein above specified shall be abated during any period of non-occupancy. Upon re-occupancy by the Tenant, rent shall again be paid, but Landlord and Tenant agree that if a portion of the building, or if any of the total required parking spaces is taken by the condemning authority, that the rent shall be reduced proportionately by the taking.

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         In the event all or part of the demised premises shall be taken or expropriated by a public or quasi-public authority and the compensation therefore is not allocated between the respective interest of Landlord and Tenant and, provided further, that Landlord and Tenant agree that each immediately shall appoint an arbitrator. Said arbitrators shall be members of the Arbitration Association and/or licensed real estate brokers. Said arbitrators shall appoint one additional arbitrator within seven days and said three arbitrators shall then constitute an arbitration panel which shall determine the allocation of the compensation award between Landlord and Tenant. The sole duty of the panel shall be such allocation, and it shall have no power to review fair market values established for the whole of the take. The decision of said panel shall be reduced to writing and signed in duplicate delivered to each of the parties, and such decision shall be final and conclusive upon both Landlord and Tenant. All costs and expenses of said arbitration proceeding shall be divided equally between Landlord and Tenant.

                                    EIGHTEEN

         INDEMNIFICATION OF LESSOR: Tenant will indemnify Landlord and save it harmless from and against any and all claims, actions, damages, liability and expense in connection with loss of life, personal injury and/or damage of property arising from or out of any occurrence, in, upon, or at the leased premises or any part thereof, or occasioned wholly or in part by any act or omission of Tenant, its agents, contractors, employees, servants, lessees or concessionaires. In case Landlord shall, without fault on its part, be made a party to any litigation commenced by or against Tenant, then Tenant shall protect and hold Landlord harmless.

                                    NINETEEN

         BROKER'S COMMISSION: Tenant represents and warrants that there are no claims for brokerage commission or finders fees in connection with the execution of this Lease, and Tenant agrees to indemnify the Landlord against and hold it harmless from all liabilities arising from any such claim (including, without limitation, the cost of counsel fees in connections therewith).

                                     TWENTY

         PARKING AND COMMON AREA: Landlord is to provide adequate parking spaces for leased premises.

         All common areas and facilities not within the lease premises which Tenant may be permitted to use and occupy are to be used and occupied under revocable license, and if any such license be revoked, or if the amount of such areas be diminished, Landlord shall not be subject to any liability nor shall Tenant be entitled to any compensation or diminution or abatement of rent, nor shall such revocation or diminution of such areas be deemed constructive or actual eviction.

                                   TWENTY-ONE

         DEFAULT: If Tenant shall default in the payment of any rent or other payments required by Tenant or any part thereof, and if such default shall continue for five (5) days after the payment shall be due; or if Tenant shall default in the performance or observance of any other agreements or condition on its part to be performed or observed, and if Tenant shall fail to cure said default within three (3) days after written notice of said default from Landlord; or if any person shall levy upon, take, or attempt to take this Leasehold interest or any part thereof upon execution, attachment, or other process of law; or if Tenant shall default with respect to any other lease between it and Landlord; or if the premises shall be deserted, with respect to any other lease between it and Landlord; or if the premises shall be deserted, vacated, abandoned, or if this Lease or any interest therein shall by operation of law devolve upon or pass to any person or persons other than Tenant; then, in any of said cases, Landlord lawfully may immediately, or at any time thereafter and without any further notice or demand, terminate this Lease and Tenant will forthwith quit and surrender the demised premises, but Tenant shall remain liable as hereinafter provided.

         If this Lease shall be terminated as provided in this Section:

         A) The Landlord may immediately, or at any time thereafter, re-enter and resume possession of the demised premises and remove all persons and property therefrom either by summary dispossess proceedings or by a suitable action or proceeding at law or in equity, or by force or otherwise, without

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

being liable for any damages thereof. No re-entry by the Landlord shall be deemed an acceptance of a surrender of this Lease.

         B) The Landlord may re-let the whole or any part of the demised premises for a period equal to, or greater, for less than the remainder of the term of this Lease, at such rental and upon such terms and conditions as the Landlord shall deem reasonable, to any tenant or tenants which it may deem equitable and satisfactory for any use and purpose which is may deem appropriate. In no event shall the Landlord be liable in any respect for failure to re-let the demised premises or in the event of such re-letting, for failure to collect the rent thereunder. Any sums received by the Landlord on a re-letting in excess of the rent reserved in the Lease shall belong to the Landlord.

         C) Landlord shall have the right without terminating or canceling this Lease to declare all amounts and rents due under this Lease for the remainder of the existing term (or any applicable extension or renewal thereof) to be immediately due and payable, and thereupon all rents and other charges due hereunder to the end of the initial term or any renewal term, if applicable, shall be accelerated.

                                   TWENTY-TWO

         SIGNS: No signs shall be permitted without Lessor's consent.

                                  TWNETY-THREE

         FORCE MAJEURE: In the event that either party hereto shall be delayed or hindered in or prevented from the performance of any act required hereunder by reason, of strikes, lockouts, labor troubles, inability to procure materials, failure of power, restrictive governmental laws or regulations, riots, insurrection, war or other reason of a like nature, not the fault of the party delayed in performing work or doing acts required under the terms of this Lease, then performance of such act shall be excused for the period of such delay. The provisions of this section shall not operate to excuse Tenant from the prompt payment of rent, percentage rent, additional rent or any other payments required by the terms of this Lease.

                                   TWENTY-FOUR

         24.1 HOLDING OVER: If the Tenant shall occupy premises with consent of the Landlord after the expiration of this Lease, and rent is accepted from said Tenant, such occupancy and payment shall be construed as an extension of this Lease for the term of one (1) month only from the date of such expiration, and occupation thereafter shall operate to extend the term of this Lease for but one
(1) month at a time unless other terms of such extension are endorsed hereon in writing and signed by the parties hereto. In such event, if either Landlord or Tenant desires to terminate said occupancy at the end of the month after the termination of this Lease, the party so desiring to terminate the same shall give the other party at least thirty (30) days written notice to that effect.

         24.2 Upon the expiration or other termination of the Lease Term, Tenant agrees to quit and surrender to the Landlord the premises, broom clean, in good order and condition, ordinary wear and tear excepted, and, if demanded by Landlord, to restore the premises to the condition in which they were prior to the installation of articles so removed. All property not so removed shall be deemed to have been abandoned by the Tenant and may be retained or disposed of by the Landlord, as the Landlord shall desire.

                                   TWENTY-FIVE

         GENERAL CONDITIONS: This Lease shall be subject to the following general conditions:

         A) Landlord and Tenant both agree that the prevailing party in any litigation arising out of this Lease shall be entitled to reasonable attorney's fees and cost incurred in the defense or prosecution of any provision or condition of this Lease.

         B) Landlord hereby reserves the right to make alterations or additions to the building in which the premises are contained and to build adjoining the same. Landlord also reserves the right to construct other offices or improvements in the office. Building from time to time to make alterations thereof or additions thereto and to build additional offices on any such building and to build adjoining same.

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

         C) If any excavation shall be made upon adjacent to the leased premises, or shall be authorized to be made, Tenant shall afford to the person causing or authorized to cause such excavation license to enter upon the leased premises for the purpose of doing such work, as Landlord shall deem necessary to preserve the wall or the building of which the leased premises form a part injury or damage and to support the same by proper foundations and the Landlord shall be responsible for any an all damages caused by the negligent acts of its employees and/or agents.

         D) No failure of Landlord to exercise any power given Landlord hereunder, or to insist upon strict compliance by Tenant with its obligation, hereunder, and no custom or practice of the parties at variance with the terms hereof shall constitute a waiver of Landlord's right to demand compliance with the terms.

         E) It is understood and agreed by the parties hereto that this Lease contains all of the covenants, agreements, terms, provisions and conditions relating to the leasing of the demised premises, and that the Landlord has not made and is not making, and the Tenant is executing and delivering this lease is not relying upon any warranties, representations, promises or statements, except to the extent that the same may expressly be set forth in this Lease.

         F) Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Tenant being evicted or dispossessed for any clause, or in the event of Landlord obtaining possession of the leased premises by reason of the violation of Tenant of any of the covenants or conditions of this Lease, or otherwise.

         G) All rights and liabilities herein given to or imposed upon the respective parties hereto shall extend to and bind the several respective heirs, executors, administrators, successors, and assigns of the said parties and if there shall be more than one tenant, they shall all be bound jointly and severally by the terms, covenants and agreement herein.

         H) Landlord may card the premises "For Sale" at any time and "For Rent" thirty (30) days before the termination of this Lease. Landlord may enter the premises at reasonable hours to exhibit same to prospective purchasers or tenants and to make repairs required of landlord under the terms thereof, or to make repairs to Landlord's adjoining property, if any.

         I) In cases in which this Lease provides for the settlement of a dispute or questions of arbitration, the same shall be settled by arbitration before three arbitrators (unless the landlord and Tenant shall agree to one arbitrator) designated by the American Arbitration Association and in accordance with the rules of such association. The expenses of arbitration proceedings conducted hereunder shall be borne equally by the parties.

                                   TWENTY-SIX

         NOTICES: Tenant hereby appoints as his agent to receive service of all dispossessory or distraint proceedings and notice thereunder and all notices required under this Lease, the person in charge leased premises at the time of occupying said premises; and if no person is in charge of or occupying said premises, then such service of notice may be made by attaching the same on the main entrance of said premises. A copy of all notices under this Lease shall also be sent to Tenant's last known address, if different from said premises.

         Any written notice required by this Lease must be served by certified or registered mail, post prepaid, addressed to the intended recipient, at the address first herein above given or at such other address as said party may designate from time to time by written notice.

                                  TWENTY-SEVEN

         RECORDING OF LEASE: Landlord or Tenant in order to protect the benefits of this Lease for the Landlord or Tenant, may whenever Landlord or Tenant deem necessary, record this Lease and abstracts and memorandums thereof, whether required or permitted by law, in whatever States of jurisdiction in which the same is recordable and the party recording the lease shall bear all costs and expenses including but not limited to, the recordation. Simultaneously, with the execution of this lease, the parties agree to execute a memorandum of Lease for recording purposes.

                                  TWENTY-EIGHT

         VALIDITY OF LEASE: This Lease and the attached exhibits contain the entire agreement between the parties and shall not be modified in any manner except by an instrument, in writing, executed by both parties. If any term or provision of this Lease, of the application thereof, to any person or circumstance shall to any extent, be invalid or unenforceable, the remainder of this lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each term and provision of this Lease shall be valid and be enforced to the fullest extend permitted by law.

                                   TWENTY-NINE

         CAPTIONS AND SECTION NUMBERS: The captions, section numbers, article numbers and index appearing in this Lease are inserted only as a matter of convenience and in no way define limit, construe of this Lease not in any way affect this Lease.

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


         IN WITNESS WHEREOF, the parties have hereunto set their hands and seals the day and year first above written to this Lease Agreement.

/s/ Patricia Cappella                       /s/ Peter G. Dornau
----------------------------------          -------------------------------
WITNESS                                     LANDLORD - PEJE, INC. , President


/s/ Casandra Chartrand
----------------------------------          -------------------------------
WITNESS                                     LANDLORD-PEJE, INC., Secretary


                                            /s/ Peter G. Dornau
                                            --------------------------------
                                            TENANT-STAR BRITE DISTRIBUTING

STATE OF FLORIDA

COUNTY OF BROWARD

         I HEREBY CERTIFY that on this day before me, an officer duly authorized in the State aforesaid and in the County aforesaid to take acknowledgments, personally appeared Peter G. Dornau and _______________________ under the laws of the State of Florida to me known to be the persons described in and who executed the foregoing Lease and who acknowledged before me that they executed the same.

         Witness my hand and official seal in the County and State last aforesaid this 1st day of May, 1998.

                                   /s/ Catherine Niman
                                   ----------------------------------------
                                   Notary Public, State of Florida at Large
                                   My Commission Expires:


STATE OF FLORIDA

COUNTY OF BROWARD


         I HEREBY CERTIFY that on this day before me, an officer duly authorized in the County aforesaid to take acknowledgements, personally appeared __________
_____________.

         Witness my hand and official seal in the County and State last aforesaid this ______day of ____________, 1998.


                                ----------------------------------------
                                Notary Public, State of Florida at Large
                                My Commission Expires:


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